Exhibit 99.1

Pluralsight Announces Fourth Quarter and Year End 2018 Results

•	Fourth quarter billings grew 42 percent period over period to $100.6 million; full year 2018 billings grew 43 percent year over year to $293.6 million

•	Fourth quarter revenue grew 42 percent period over period to $67.3 million; full year 2018 revenue grew 39 percent year over year to $232.0 million

Silicon Slopes, Utah - February 13, 2019 - Pluralsight, the enterprise technology skills company, today announced financial results for the fourth quarter and full year ended December 31, 2018.
“Pluralsight’s fourth quarter capped off a milestone year for the company, highlighted by strong customer additions and 42% revenue growth. We achieved our seventh consecutive quarter of greater than 50% growth in B2B billings, while continuing to demonstrate the inherent levers to profitability in our model” said Aaron Skonnard, co-founder and CEO of Pluralsight.
Fourth Quarter Financial Highlights

•	Billings - Q4 2018 billings were $100.6 million, an increase of 42% period over period. Q4 2018 billings from business customers were $87.1 million, an increase of 51% period over period.

•	Revenue - Q4 2018 revenue was $67.3 million, an increase of 42% period over period.

•	Gross margin - Q4 2018 gross margin was 76%, compared to 70% in Q4 2017. Q4 2018 non-GAAP gross margin was 77%, compared to 75% in Q4 2017.

•	Net loss per share - GAAP net loss per share for Q4 2018 was $0.24. Adjusted pro forma net loss per share for Q4 2018 was $0.09, compared to $0.53 in Q4 2017.

•
Cash flows - Cash provided by operations was $8.4 million for Q4 2018, compared to cash used in operations of $1.3 million in Q4 2017. Free cash flow was $5.2 million for Q4 2018, compared to negative free cash flow of $3.4 million in Q4 2017.

Full Year 2018 Financial Highlights

•	Billings - 2018 billings were $293.6 million, an increase of 43% year over year. Billings from business customers for 2018 were $248.2 million, an increase of 52% year over year.

•	Revenue - 2018 revenue was $232.0 million, an increase of 39% year over year.

•	Gross margin - 2018 gross margin was 73%, compared to 70% in 2017. Non-GAAP gross margin for 2018 was 76%, compared to 74% in 2017.

•	Net loss per share - GAAP net loss per share for 2018 was $0.65. Adjusted pro forma net loss per share for 2018 was $0.60, compared to $1.34 in 2017.
For information regarding the non-GAAP financial measures discussed in this press release, please see the section titled “Non-GAAP Financial Measures.” Reconciliations between GAAP and non-GAAP financial measures are provided in the tables of this press release.

Financial Outlook
Pluralsight is providing the following financial guidance for the first quarter 2019, and the full year 2019:
First Quarter 2019 guidance:

•	Revenue is expected to be in the range of $68.0 million to $68.5 million.

•	Adjusted pro forma net loss per share is expected to be in the range of $0.09 to $0.08, assuming weighted-average shares outstanding of approximately 135 million.
Full Year 2019 guidance:

•	Revenue is expected to be in the range of $306 million to $314 million.

•	Adjusted pro forma net loss per share is expected to be in the range of $0.32 to $0.26, assuming weighted-average shares outstanding of approximately 137 million.
Guidance for non-GAAP financial measures excludes equity-based compensation, amortization of acquired intangible assets, and employer payroll taxes on employee stock transactions. Pluralsight has not reconciled its expectations as to adjusted pro forma net loss per share to their most directly comparable GAAP measures because certain items cannot be reasonably predicted. Accordingly, a reconciliation for expectations of adjusted pro forma net loss per share is not available without unreasonable effort.
Conference Call Information
Pluralsight will host a conference call for analysts and investors to discuss its fourth quarter and full year 2018 results and outlook for its first quarter and full year 2019, today at 2:30 p.m. Mountain time (4:30 p.m. Eastern time).

Date:	February 13, 2019
Time:	2:30 p.m. MT (4:30 p.m. ET)
Webcast:	https://investors.pluralsight.com/
Dial-in number:	(877) 350-6732 or (629) 228-0693, conference ID: 8291428
A live audio webcast of the conference call will also be accessible from the Pluralsight website at investors.pluralsight.com. A telephonic replay of the call will be available three hours after the call, will run for seven days, and may be accessed by dialing (855) 859-2056 or (404) 537-3406 and entering the passcode 8291428.
About Pluralsight
Pluralsight is an enterprise technology skills platform that delivers a unified, end-to-end learning experience for businesses across the globe. Through a subscription service, companies are empowered to move at the speed of technology, increasing proficiency, innovation and efficiency. Founded in 2004 and trusted by Fortune 500 companies, Pluralsight provides members with on-demand access to a digital ecosystem of learning tools, including adaptive skill tests, directed learning paths, expert-authored courses, interactive labs and analytics. For more information, visit pluralsight.com.

Pluralsight and the Pluralsight logo are trademarks of Pluralsight, LLC in the United States and in jurisdictions throughout the world.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws that involve risks and uncertainties, including statements regarding our future financial and operating performance, including our financial outlook for the first quarter 2019, and the full year 2019. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: the pace of market adoption of cloud-based learning solutions; our ability to expand our course library and develop new platform features; competition; our ability to attract and retain customers; our ability to increase sales of subscriptions to our platform to customers; our ability to expand our sales and marketing capabilities; and general market, political, economic, and business conditions.
Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our final prospectus filed with the SEC on May 17, 2018 (File No. 333-224301), which is available on our website at investors.pluralsight.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that we make with the SEC from time to time. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.
Key Business Metrics
Billings. Billings represents total revenue plus the change in deferred revenue in the period, as presented in our condensed consolidated statements of cash flows. Billings in any particular period represents amounts invoiced to customers and reflects subscription renewals and upsells to existing customers plus sales to new customers. We use billings to measure our ability to sell subscriptions to our platform to both existing and new customers. We use billings from business customers and our percentage of billings from business customers to measure and monitor our ability to sell subscriptions to our platform to business customers.
Non-GAAP Financial Measures
Pluralsight has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). Pluralsight uses the non-GAAP financial measures of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, adjusted pro forma net loss, adjusted pro forma net loss per share, and free cash flow in analyzing its financial results and believes that the use of these metrics is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing Pluralsight’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures.
The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to their most directly comparable GAAP measures have been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations.
Non-GAAP gross profit. We define non-GAAP gross profit as gross profit plus equity-based compensation, amortization of acquired intangible assets, and employer payroll taxes on employee stock transactions.
Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit divided by our revenue.
Non-GAAP operating loss. We define non-GAAP operating loss as loss from operations plus equity-based compensation, amortization of acquired intangible assets, and employer payroll taxes on employee stock transactions.
Adjusted pro forma net loss and adjusted pro forma net loss per share. We define adjusted pro forma net loss as net loss attributable to Pluralsight, Inc. adjusted for the reallocation of loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc. and further adjusted for equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, and loss on debt extinguishment. We define adjusted pro forma net loss per share as adjusted pro forma net loss divided by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc.
Free cash flow. We define free cash flow as cash provided by (used in) operating activities less purchases of property and equipment and purchases of our content library.

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Revenue	$67,260	$47,408	$232,029	$166,824
Cost of revenue(1)(2)	16,443	14,150	62,550	49,828
Gross profit	50,817	33,258	169,479	116,996
Operating expenses(1)(2):
Sales and marketing	43,851	33,224	153,643	103,478
Technology and content	18,953	15,314	65,998	49,293
General and administrative	20,213	12,198	68,351	46,971
Total operating expenses	83,017	60,736	287,992	199,742
Loss from operations	(32,200)	(27,478)	(118,513)	(82,746)
Other (expense) income:
Interest expense	(350)	(3,289)	(6,826)	(11,665)
Loss on debt extinguishment	—	—	(4,085)	(1,882)
Other income (expense), net	815	(43)	1,504	81
Loss before income taxes	(31,735)	(30,810)	(127,920)	(96,212)
Provision for income taxes	(158)	(108)	(664)	(324)
Net loss	$(31,893)	$(30,918)	$(128,584)	$(96,536)
Less: Net loss attributable to non-controlling interests	(16,633)	—	(44,917)	—
Net loss attributable to Pluralsight, Inc.	$(15,260)	$(30,918)	$(83,667)	$(96,536)
Less: Accretion of Series A redeemable convertible preferred units	—	(6,600)	(176,275)	(63,800)
Net loss attributable to common shares	$(15,260)	$(37,518)	$(259,942)	$(160,336)
Net loss per share, basic and diluted(3)	$(0.24)		$(0.65)
Weighted-average common shares used in computing basic and diluted net loss per share(3)	63,494		62,840

(1) Includes equity-based compensation expense as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Cost of revenue	$54	$5	$140	$20
Sales and marketing	4,987	614	14,330	2,624
Technology and content	2,908	477	8,747	1,966
General and administrative	9,382	1,697	31,086	17,171
Total equity-based compensation	$17,331	$2,793	$54,303	$21,781

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations (cont.)
(in thousands)
(unaudited)

(2) Includes amortization of acquired intangible assets as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Cost of revenue	$783	$2,082	$7,586	$7,008
Sales and marketing	—	238	389	721
Technology and content	177	178	706	706
General and administrative	—	10	—	91
Total amortization of acquired intangible assets	$960	$2,508	$8,681	$8,526

(3) Represents net loss per share of Class A common stock and weighted-average shares of Class A common stock outstanding for the periods following the reorganization transactions and Pluralsight, Inc.'s initial public offering.

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures
(dollars in thousands)
(unaudited)

Key Business Metrics

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Billings	$100,624	$70,890	$293,583	$205,807
Billings from business customers	$87,141	$57,873	$248,159	$162,965
% of billings from business customers	87%	82%	85%	79%

Non-GAAP Financial Measures

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Reconciliation of gross profit to non-GAAP gross profit:
Gross profit	$50,817	$33,258	$169,479	$116,996
Equity-based compensation	54	5	140	20
Amortization of acquired intangible assets	783	2,082	7,586	7,008
Employer payroll taxes on employee stock transactions	16	—	16	—
Non-GAAP gross profit	$51,670	$35,345	$177,221	$124,024
Gross margin	76%	70%	73%	70%
Non-GAAP gross margin	77%	75%	76%	74%
Reconciliation of loss from operations to non-GAAP operating loss:
Loss from operations	$(32,200)	$(27,478)	$(118,513)	$(82,746)
Equity-based compensation	17,331	2,793	54,303	21,781
Amortization of acquired intangible assets	960	2,508	8,681	8,526
Employer payroll taxes on employee stock transactions	1,180	—	1,180	—
Non-GAAP operating loss	$(12,729)	$(22,177)	$(54,349)	$(52,439)

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures (cont.)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Adjusted pro forma net loss per share
Numerator:
GAAP net loss attributable to common shares	$(15,260)	$(37,518)	$(259,942)	$(160,336)
Accretion of Series A redeemable convertible preferred units	—	6,600	176,275	63,800
Reallocation of net loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for Class A common stock	(16,633)	—	(44,917)	—
Equity-based compensation	17,331	2,793	54,303	21,781
Amortization of acquired intangibles	960	2,508	8,681	8,526
Employer payroll taxes on employee stock transactions	1,180	—	1,180	—
Loss on debt extinguishment	—	—	4,085	1,882
Adjusted pro forma net loss	$(12,422)	$(25,617)	$(60,335)	$(64,347)
Denominator:
Weighted-average shares of Class A common stock outstanding	63,494	—	39,426	—
Weighted-average LLC Units of Pluralsight Holdings that are convertible into Class A common stock	69,211	48,329	61,221	47,957
Adjusted pro forma weighted-average common shares outstanding, basic and diluted	132,705	48,329	100,647	47,957
Adjusted pro forma net loss per share	$(0.09)	$(0.53)	$(0.60)	$(1.34)

Reconciliation of net cash provided by (used in) operating activities to free cash flow:
Net cash provided by (used in) operating activities	$8,387	$(1,323)	$(5,896)	$(12,139)
Less: Purchases of property and equipment	(2,220)	(1,492)	(8,796)	(5,951)
Less: Purchases of content library	(995)	(613)	(3,340)	(2,382)
Free cash flow	$5,172	$(3,428)	$(18,032)	$(20,472)

PLURALSIGHT, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	December 31,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$194,306	$28,267
Accounts receivable, net	63,436	38,229
Prepaid expenses and other current assets	8,323	5,125
Total current assets	266,065	71,621
Property and equipment, net	31,641	22,457
Content library, net	7,050	13,441
Intangible assets, net	1,759	2,854
Goodwill	123,119	123,119
Restricted cash	16,765	210
Other assets	1,064	2,718
Total assets	$447,463	$236,420
Liabilities, redeemable convertible preferred units, and stockholders' equity/members’ deficit
Current liabilities:
Accounts payable	$7,160	$6,029
Accrued expenses	32,047	26,514
Accrued author fees	10,002	7,879
Deferred revenue	157,695	103,107
Total current liabilities	206,904	143,529
Deferred revenue, net of current portion	14,886	8,194
Long-term debt	—	116,037
Facility financing obligations	15,777	7,513
Other liabilities	1,303	458
Total liabilities	238,870	275,731
Redeemable convertible preferred units	—	405,766
Stockholders' equity/members’ deficit:
Preferred stock	—	—
Class A common stock	7	—
Class B common stock	6	—
Class C common stock	1	—
Additional paid-in capital	452,576	—
Accumulated other comprehensive (loss) income	(41)	25
Accumulated deficit	(351,123)	(445,102)
Total stockholders' equity attributable to Pluralsight, Inc./members' deficit	101,426	(445,077)
Non-controlling interests	107,167	—
Total stockholders' equity/members' deficit	208,593	(445,077)
Total liabilities, redeemable convertible preferred units, and stockholders' equity/members’ deficit	$447,463	$236,420

PLURALSIGHT, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Operating activities
Net loss	$(31,893)	$(30,918)	$(128,584)	$(96,536)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation of property and equipment	1,987	2,308	8,318	6,675
Amortization of acquired intangible assets	960	2,508	8,681	8,526
Amortization of course creation costs	556	412	1,993	1,462
Equity-based compensation	17,331	2,793	54,303	21,781
Provision for doubtful accounts	182	119	675	479
Amortization of debt discount and debt issuance costs	—	773	1,215	1,847
Debt extinguishment costs	—	—	4,197	931
Deferred tax benefit	(146)	(83)	(244)	(83)
Other	153	63	153	63
Changes in assets and liabilities:
Accounts receivable	(15,804)	(13,403)	(26,156)	(16,123)
Prepaid expenses and other assets	(492)	408	(3,482)	(2,796)
Accounts payable	457	173	1,385	2,561
Accrued expenses and other liabilities	1,061	9,239	7,973	17,960
Accrued author fees	671	803	2,123	2,131
Deferred revenue	33,364	23,482	61,554	38,983
Net cash provided by (used in) operating activities	8,387	(1,323)	(5,896)	(12,139)
Investing activities
Purchases of property and equipment	(2,220)	(1,492)	(8,796)	(5,951)
Purchases of content library	(995)	(613)	(3,340)	(2,382)
Net cash used in investing activities	(3,215)	(2,105)	(12,136)	(8,333)
Financing activities
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	332,080	—
Payments of costs related to initial public offering	—	(132)	(7,083)	(307)
Taxes paid related to net share settlement	(16,827)	—	(16,905)	—
Proceeds from issuance of common stock from employee equity plans	13,378	—	13,378	—
Borrowings of long-term debt	—	—	20,000	115,000
Repayments of long-term debt	—	—	(137,710)	(85,000)
Payments of debt extinguishment costs	—	—	(2,179)	—
Payments of debt issuance costs	—	(17)	(450)	(854)
Payments to settle equity appreciation rights	—	—	(325)	—
Proceeds from the issuance of common units, net of issuance costs	—	1,263	—	4,399
Redemption of incentive units	—	(923)	—	(3,724)
Other	(4)	(4)	(17)	(16)
Net cash (used in) provided by financing activities	(3,453)	187	200,789	29,498
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(27)	16	(163)	54
Net increase (decrease) in cash, cash equivalents, and restricted cash	1,692	(3,225)	182,594	9,080
Cash, cash equivalents, and restricted cash, beginning of period	209,379	31,702	28,477	19,397
Cash, cash equivalents, and restricted cash, end of period	$211,071	$28,477	$211,071	$28,477
Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$194,306	$28,267	$194,306	$28,267
Restricted cash	16,765	210	16,765	210
Total cash, cash equivalents, and restricted cash	$211,071	$28,477	$211,071	$28,477

Investor Relations Contact:
Mark McReynolds
Investor Relations
Pluralsight
801-784-9007
ir@pluralsight.com

Media Contact:
DJ Anderson
Communications/Press
Pluralsight
801-784-9007
dj@pluralsight.com